WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2022

Effective December 31, 2022, the information below replaces similar disclosure in the Prospectus under “William Blair Global Leaders Fund – Summary – Management.”

Portfolio Manager(s). Kenneth J. McAtamney, a Partner of the Adviser, and Hugo Scott-Gall, a Partner of the Adviser, co-manage the Fund. Mr. McAtamney has co-managed the Fund since 2008. Mr. Scott-Gall has co-managed the Fund since 2021.

Effective December 31, 2022, the information below replaces similar disclosure in the Prospectus under “William Blair International Small Cap Growth Fund – Summary – Management.”

Portfolio Manager(s). Simon Fennell, a Partner of the Adviser, and D.J. Neiman, a Partner of the Adviser, co-manage the Fund. Mr. Fennell has co-managed the Fund since 2017. Mr. Neiman has co-managed the Fund since 2021.

Effective December 31, 2022, corresponding changes are made under “Management of the Funds – Portfolio Management.”

Dated: November 25, 2022

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.